Exhibit 99.1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date: February 12, 2016	REMBRANDT VENTURE PARTNERS II, L.P.

	By:	Rembrandt Venture Partners II LLC
	Its:	General Partner

	By:	/s/ Gerald S. Casilli
	Name:	Gerald S. Casilli
	Title:	Managing Member

REMBRANDT VENTURE PARTNERS FUND TWO, L.P.

	By:	Rembrandt Venture Partners Fund Two, LLC
	Its:	General Partner

	By:	/s/ Gerald S. Casilli
	Name:	Gerald S. Casilli
	Title:	Managing Member

REMBRANDT VENTURE PARTNERS FUND TWO-A, L.P.

	By:	Rembrandt Venture Partners Fund Two, LLC
	Its:	General Partner

	By:	/s/ Gerald S. Casilli
	Name:	Gerald S. Casilli
	Title:	Managing Member

REMBRANDT VENTURE PARTNERS OPPORTUNITIES FUND I, L.P.

	By:	RVP Opportunities GP I, LLC
	Its:	General Partner

	By:	/s/ Gerald S. Casilli
	Name:	Gerald S. Casilli
	Title:	Managing Member

RVP OPPORTUNITIES FUND II, L.P.

By:	RVP Opportunities GP II, LLC
Its:	General Partner

By:	/s/ Gerald S. Casilli
Name:	Gerald S. Casilli
Title:	Managing Member

REMBRANDT VENTURE PARTNERS II LLC

By:	/s/ Gerald S. Casilli
Name:	Gerald S. Casilli
Title:	Managing Member

REMBRANDT VENTURE PARTNERS FUND TWO, LLC

By:	/s/ Gerald S. Casilli
Name:	Gerald S. Casilli
Title:	Managing Member

RVP OPPORTUNITIES GP I, LLC

By:	/s/ Gerald S. Casilli
Name:	Gerald S. Casilli
Title:	Managing Member

RVP OPPORTUNITIES GP II, LLC

By:	/s/ Gerald S. Casilli
Name:	Gerald S. Casilli
Title:	Managing Member

/s/ Gerald S. Casilli
Gerald S. Casilli

/s/ Douglas Schrier
Douglas Schrier

/s/ Scott Irwin
Scott Irwin